Property and equipment	12 Months Ended
Dec. 31, 2010
Property and equipment
Property and equipment

5.   Property and equipment

Property and equipment are comprised of the following:

	As of December 31,
			Depreciable life (in years)
(In thousands)	2009	2010

Technical equipment and computers	$6,614	$7,505	3 - 5
Leased assets	17,363	17,611	3 - 15
Furniture, fixtures and equipment	652	679	5
Leasehold improvements	1,127	—	3 - 7
Construction-in-progress	—	368

Property and equipment, at cost	25,756	26,163
Accumulated depreciation	(12,580)	(13,462)

Property and equipment, net	$13,176	$12,701

Depreciation expense related to property and equipment was $2.4 million, $2.6 million and $2.2 million, for the years ended December 31, 2008, 2009 and 2010, respectively.

Software and other intangible assets of $507,000 and $515,000 as of December 31, 2009 and 2010, respectively, have been included in prepaid and other assets on the accompanying consolidated balance sheets.